                                                                     Exhibit 3.3

                                    BYLAWS

                                      OF

                   NEXUS HEALTHCARE INFORMATION CORPORATION



                                   ARTICLE I
                                   ---------

                                    Offices
                                    -------

          1.1  (a)  Registered Office and Registered Agent.  The location of the
                    --------------------------------------
registered office and the name of the registered agent of the Corporation in the state of its incorporation shall be such as shall be determined from time to time by the Board of Directors and on file in the appropriate office of the state of its incorporation pursuant to applicable provisions of law.

               (b)  Corporate Offices.  The Corporation may have such corporate
                    -----------------
offices, anywhere within and without the state of its incorporation as the Board of Directors from time to time may appoint, or the business of the Corporation may require. The "principal place of business" or "principal business" or "executive" office or offices of the Corporation may be fixed and so designated from time to time by the Board of Directors.

          1.2  (a)  Records.  The Corporation shall keep at its registered
                    -------
office, principal place of business or principal business office in the state of its incorporation, original or duplicate books in which shall be recorded the number of its shares subscribed, the names of the owners of its shares, the numbers owned of record by them respectively, the amount of shares paid, and by whom, the transfer of said shares with the date of transfer, the amount of its assets and liabilities, and the names and places of residence of its officers, and from time to time such other or additional records, statements, lists, and information as may be required by law, including the shareholders' lists mentioned in Section 3.7 of these Bylaws.

               (b)  Shareholders' Inspection Rights. Any person who is a
                    -------------------------------
shareholder of record, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time(s), for any proper purpose, the Corporation's relevant books and records of accounts, minutes and records of shareholders and to make copies therefrom, at his sole expense. No shareholder shall use or permit to be used or acquiesce in the use by others of any information so obtained, to the detriment competitively of the Corporation, nor shall he furnish or permit to be furnished any information so obtained to any competitor or prospective competitor of the Corporation. The Corporation as a condition precedent to any shareholder's inspection of the records of the Corporation may require the shareholder to indemnify the Corporation against any loss or damage which may be suffered by it arising out of or resulting from any unauthorized disclosure made or permitted to be made by such shareholder of information obtained in the course of such inspection.

               (c)  Financial Information.  Unless modified by resolution of the
                    ---------------------
shareholders not later than four (4) months after the close of each fiscal year, the Corporation shall, within four (4) months of the close of its fiscal year, prepare a balance sheet showing in reasonable detail its financial condition as of the end of said fiscal year, and a profit and loss statement showing the results of the operation of Corporation during such year.

          Upon the written request of any shareholder, the Corporation shall mail to said shareholder a copy of the most recent balance sheet and profit and loss statement.

          The balance sheets and profit and loss statements shall be filed in the registered office of the Corporation in this state, shall be kept for at least five (5) years, and shall be subject to inspection during normal business hours by any shareholder, in person or by agent.

                                  ARTICLE II
                                  ----------

                                     Seal
                                     ----

          A corporate seal shall not be a prerequisite to the validity of any instrument executed by or on behalf of the Corporation unless expressly required by law, but if so required shall be of such shape and have such words therein as may be prescribed by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.


                                  ARTICLE III
                                  -----------

                                 Shareholders
                                 ------------

          3.1  Place of Meeting.  Meetings of shareholders shall be held at the
               ----------------
time and place, within or without the State of Florida, stated in the notice of meeting or in a waiver of notice.

          3.2  (a)  Annual Meetings.  Commencing with the year 1997, the annual
                    ---------------
meeting of the shareholders shall be held on the second Wednesday in June in each year. The holders of stock entitled to vote shall elect the Board of Directors and transact such other business as may properly come before the meeting.

               (b)  Special Meetings.  Special meetings of the shareholders may
                    ----------------
be held for any purpose or purposes. They may be called by the Chairman of the Board, President, Secretary, or by the Board of Directors, or when requested in writing by the holders of not less than ten percent (10%) of all outstanding shares entitled to vote at any such meeting.

          The "call" and the "notice" of any such meeting shall be deemed to be synonymous.

          3.3  Notice.  Written or printed notice of each meeting of the
               ------
shareholders, whether annual or special, stating the place, day and hour of the meeting, and, in case of a special meeting, the purpose or purposes thereof, shall be delivered personally or by first class mail to each shareholder entitled to vote thereat, not less than ten (10) days nor more than sixty (60) days prior to the meeting, unless, as to a particular matter, other or further notice is required by law, in which case such other or further notice shall be given. In addition to such written notice, published notice shall be given in the manner then required by law.

          Any notice of a shareholders' meeting sent by mail shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid addressed to the shareholder at his address as it appears on the records of the Corporation.

          Notice of a meeting of the shareholders need not be given to any shareholder who signs a waiver of notice either before or after the meeting.
The attendance of a shareholder entitled to vote at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a shareholder states, at the beginning of the meeting, an objection to the transaction of business because the meeting is not lawfully called or convened.


          3.4  Special Meetings of Shareholders.
               --------------------------------

          (a.)  Special Meetings of Shareholders.  Special meetings of the
                --------------------------------
shareholders may be called at any time by the

Chairman of the Board of Directors, the Chief Executive Officer of this Corporation, or a majority of the members of the Board of Directors. Business transacted at such special meeting of the shareholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

          (b.) Nominations and Shareholder Business.
               ------------------------------------

               1. Nominations of persons for election to the Board of Directors of this Corporation and the proposal of business to be considered by the Shareholders may be made at an annual meeting of shareholders (a) pursuant to this Corporation's notice of meeting, (b) by or at the direction of the Board of Directors, or (c) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this Section 2 of this Article.

               2. For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to this Section 2 of this Article, the shareholder must have given timely notice thereof in writing to the Secretary of this Corporation, and such business must be a proper subject for shareholder action under the Delaware General Corporation Law. To be timely, a shareholder's notice must be delivered to the Corporation not less than one hundred (120) days nor more than one hundred (180) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty
(30) days or delayed by more than sixty (60) days from such anniversary date, notice by the shareholder to be timely must be so delivered not later that the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act:) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owners, if any, on whose behalf the proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

               3. Notwithstanding anything in this Section 2 of this Article to the contrary, in the event the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement specifying the size of the increased Board of Directors made by the Corporation at least one hundred thirty (130) days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section 2 of this Article shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of this Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by this Corporation.

               4. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to this Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to this Corporation's notice of meeting (a) by or at the direction of the Board of Directors, or (b) by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Article, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2 of this Article. Nominations by shareholders of persons for election to the Board of Directors may be made at such a special meeting of shareholders if the shareholder's notice required by this Section 2 shall be delivered to the Secretary at the principal executive offices of this Corporation not earlier than the 180th day prior to such special meeting and not later than the close of business on the later of the 120th day prior to such special meeting or the 10th day following the day on which the public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of directors to be elected at such meeting.

               5. Only such persons who are nominated in accordance with the procedures set forth in this Section 2 shall be eligible for election as directors at any meeting of shareholders. Only such business shall be conducted before the meeting in accordance with the procedures set forth in this Section. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2 and, if any proposed nomination or business is not in compliance with this Section 2, to declare that such defective proposal shall be disregarded.

               6. For purposes of this Section 3.4, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by this Corporation with the Securities and Exchange Commission pursuant to Section 9, 13, 14 or 15(d) of the Exchange Act.

     Notwithstanding the foregoing provisions of this Article, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Article. Nothing in this Article shall be deemed to affect any rights of shareholders to request inclusion of proposals in this Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

          3.5  Action Without A Meeting of the Shareholders.  Until the closing
               --------------------------------------------
of an Initial Public Offering, any action required or permitted to be taken at any annual or special meeting of shareholders of this Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all share entitled to vote on such action were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing. Effective upon the closing of an Initial Public Offering, shareholders of the Corporation may not take any action by written consent in lieu of a meeting.

          3.6  Closing of Transfer Books and Fixing Record Date.  For the
               ------------------------------------------------
purpose of determining the identity of shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed sixty
(60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders entitled to vote, such books shall be closed for at least ten (10) days immediately preceding the meeting.

          In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any determination of shareholders entitled to vote, said date to be not more than sixty (60) days and, in the case of a meeting of such shareholders entitled to vote, not less than ten (10) days prior to the date on which the particular action requiring such determination of such shareholders is to be taken.

          If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of such shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for the determination of shareholders.

          When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

          3.7  Voting List.  If the Corporation has six or more shareholders
               -----------
entitled to vote, the Secretary shall prepare, at least ten days before each meeting of shareholders entitled to vote, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, and such list shall be arranged in alphabetical order and shall reflect the address of each shareholder and the number, class and series (if any) of the shares held by each shareholder entitled to vote. The list shall be kept on file at the registered office of the Corporation for a period of ten days prior to the meeting, and any shareholder entitled to vote at such meeting shall be entitled to inspect the list at any time during normal business hours. The list shall also be produced and kept open at the meeting and shall be subject to the inspection of any shareholder entitled to vote during the meeting.

          If the requirements of this section are applicable and have not been substantially complied with, upon the demand of any shareholder entitled to vote, in person or by proxy, the meeting shall be adjourned until said requirements are met. If no such demand is made, failure to comply with the requirements of this section shall not affect the validity of any action taken at this meeting.

          The Corporation shall be entitled to treat the holder of any share(s) of stock of the Corporation, as recorded on the stock record or transfer books of the Corporation as the holder of record and as the holder and owner in fact thereof.

          3.8  Shareholder Quorum and Voting.  A majority of the shares entitled
               -----------------------------
to vote, represented in person or by proxy, shall constitute a quorum at a meeting of such shareholders.

          When a specified item of business is required to be voted on by a class or series of stock, a majority of the shares of said class or series shall constitute a quorum for the transaction of such item of business by that class or series.

          If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless otherwise provided by law.

          After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders entitled to vote, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or an adjournment thereof.

          3.9  Proxies.  Every shareholder entitled to vote at a meeting of the
               -------
shareholders or to express consent or dissent without a meeting, or a shareholder's duly authorized attorney-in-fact, may authorize another person or persons to act for him by proxy.

          Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

          The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of such death or of an adjudication of such incompetence is received by the Corporation.

          If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

          If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.


                                  ARTICLE IV
                                  ----------

                                   Directors
                                   ---------

          4.1  Directors -- Number.  The directors of this Corporation shall be
               -------------------
not less than one (1), the number to actually serve from time to time to be determined by the directors elected by the shareholders.

          4.2  Election and Term of Directors. The number of directors shall be
               ------------------------------
fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) (the "Whole Board"). The directors shall be divided into three classes, as nearly equal in number as reasonably possible (if the number shall not divide equally, the fraction of a position shall be assigned to the "Class III director group), with the term of office of the first class ("Class I") to expire at the 1997 annual meeting of the shareholders, the term of the second class ("Class II") to expire at the 1998 annual meeting of shareholders, and the term of office of the third class ("Class III") to expire at the 1999 annual meeting of shareholders. At each annual meeting of shareholders following the initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third annual meeting of shareholder after their election. A director shall be permitted to succeed his or her self, without limitation. Qualifications of persons to become members of the Board of Directors shall be established by the Board of Directors, from time to time, by its discretion, as it determines are in the best interests of this Corporation.

          4.3  Qualification of Directors.  Directors need not be shareholders
               --------------------------
or employees of the Corporation or residents of the State of Delaware.

          4.4  Powers of the Board.  The property, affairs and business of the
               -------------------
Corporation shall be managed by and under the direction of the directors, acting as a Board. The Board shall have and is vested with all and unlimited powers and authorities, except as may be expressly limited by law, the Articles of

Incorporation or these Bylaws, to do or cause to be done any and all lawful things for and in behalf of the Corporation, to exercise or cause to be exercised any or all of its powers, privileges and franchises, and to seek the effectuation of its objects and purposes.

          4.5  Meetings of Directors Offices.  The Board of Directors shall hold
               -----------------------------
its meetings at the principal office of the Corporation or at such other place, either within or without the State of Florida, as it may from time to time determine.

          Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participants by such means shall constitute presence in person at a meeting.

          The directors may have one or more offices, and keep the books of the Corporation (except the original or duplicate stock ledgers, and such other books and records as may by law be required to be kept at the registered office, or at some office, of the Corporation in the state of its incorporation), at such place or places within or without the state of its incorporation as they may from time to time determine.

          4.6  Meetings of the Newly Elected Board -- Notice.  The members of
               ---------------------------------------------
each newly elected Board shall meet at the place of the shareholders meeting immediately following such meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting; provided, however, that a quorum shall be present; or the members of such Board may meet at such time and place as shall be consented to in writing by all of the newly elected directors. Each director, upon his election, shall qualify by accepting the office of director, and his attendance at, or his written approval of the minutes of the first meeting of the newly elected directors, shall constitute his acceptance of such office; or he may execute such acceptance by a separate writing, which shall be placed in the minute book.

          4.7  Regular Meetings Notice.  Regular meetings of the Board may be
               -----------------------
held without notice at such time or times and place either within or without the state of incorporation as shall from time to time be fixed by resolution of the whole Board. Any business may be transacted at a regular meeting.

          4.8  Special Meetings -- Notice.  Special meetings of the Board may be
               --------------------------
called by the President, any Vice-President or the Secretary, by giving two (2) days' notice of such meeting to each director, either personally or by first class mail, or by telegram, stating the time and place of any such meeting. Special meetings shall be called by any one of such officers in like manner and on like notice when requested in writing to do so by any one or more directors.

          "Notice" and "call" with respect to such meetings shall be deemed to be synonymous.

          4.9  Quorum. A majority of the total number of the Whole Board shall
               ------
constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, the required quorum shall be reduced by one for each director so disqualified; provided, however, that in no case shall less that one third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

          4.10  Waiver by Writing.  Any notice provided or required to be given
                -----------------
to the directors may be waived in writing by any of them, whether before, at or after the time stated therein.

          4.11  Waiver by Attendance.  Attendance of a director at any meeting
                --------------------
shall constitute a waiver of notice of such meeting, except where he attends for the express purpose and so states at the opening of the meeting, of objecting to the transaction of any business because the meeting is not lawfully called or convened.

          4.12 Removal of Directors. Any one or more of the directors may be
               --------------------
removed, with or without cause, by the holders of at least the Required Percentage of the shares then entitled to vote at an election of directors. The "Required Percentage" shall be a majority at all times prior to the first time when no single shareholder holds directly forty percent (40%) of the shares entitled to vote for directors and shall be seventy five percent (75%) following the date when, as certified by the Corporation's stock transfer agent, no single shareholder directly holds more than forty percent (40%) of the shares, regardless of whether, subsequent to such date, a shareholder does acquire more than forty percent (40%) of the Voting Stock.

          4.13  Vacancies. If any vacancy occurs in the Board of Directors
                ---------
(including a vacancy resulting from an enlargement of the Board) during a term, the remaining directors, by affirmative vote of a majority thereof, may elect a director to fill the vacancy until the next annual meeting of shareholders. Notwithstanding any provisions to the contrary contained herein, each director shall hold officer until his or her successor is elected and qualified, or until his or her death, resignation or removal.

          4.14 Executive Committee.  The Board of Directors may, by resolution
               -------------------
passed by a majority of the whole Board, designate an executive committee; such committee to consist of two or more directors of the Corporation, which committee, to the extent provided in said resolution or resolutions, shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation as permitted by law and the Certificate or Articles of Incorporation.

          The executive committee shall keep regular minutes of its proceedings and the same shall be recorded in the minute book of the Corporation. The Secretary or an Assistant Secretary of the Corporation may act as Secretary for the committee, if the committee so requests.

          4.15  Compensation of Directors and Committee Members.  Directors and
                -----------------------------------------------
members of all committees may receive such salary for their services as such, and/or fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board or committee as may be set by resolution of the Board of Directors from time to time; provided that nothing herein contained shall be construed to preclude any director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

          4.16  Duties of Directors.  A director shall perform his duties in
                -------------------
said capacity, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

          In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

               (a) One or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

               (b) Counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence; or,

               (c) A committee of the Board upon which he does not serve, duly designated in accordance with a provision of the Articles of Incorporation or these Bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

          A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause reliance described above to be unwarranted.

          A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Corporation.

          4.17  Presumption of Assent.  A director of the Corporation who is
                ---------------------
present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

          4.18  Resignation of Directors.  A director may resign at any time by
                ------------------------
giving written notice to the Board, the President or the Secretary of the Corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board from such officer, and the acceptance of the resignation shall not be necessary to make it effective.

          4.19  Directors' Conflicts of Interest.  No contract or other
                --------------------------------
transaction between the Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because said director or directors are present at the meeting of the Board, or a committee thereof, which authorizes, approves or ratifies the contract or transaction or because his or their votes are counted for such purpose, provided that:

               (a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for that purpose without counting the votes or consents of the interested directors;

               (b) The facts of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify the contract or transaction by vote or written consent; or,

               (c) The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board, a committee or the shareholders entitled to vote.

          Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

          4.20  Chairman of the Board.  This Corporation shall have a Chairman
                ---------------------
of the Board of Directors who shall conduct all meetings of the Board, whether annual or special.


                                   ARTICLE V
                                   ---------

                                   Officers
                                   --------

          5.1  Elected Officers.  The following officers of the Corporation
               ----------------
shall be chosen or appointed by election by the Board of Directors, and shall be deemed elected officers: A President, a Vice-Presidents (one of which, if there be more than one, shall be known as the "Senior Executive Vice-President"), a Secretary, and a Treasurer; and, if the Board of Directors desires, a Chairman of the Board and additional Vice-Presidents, as well as one or more Assistant Secretaries and Assistant Treasurers.

          An elected officer shall be deemed qualified when he enters upon the duties of the office to which he has been elected and furnishes any bond required by the Board; but the Board may also require of such person his written acceptance and promise faithfully to discharge the duties of such office.

          The Board from time to time may also appoint such other officers and agents for the Corporation as it shall deem necessary or advisable. All appointed officers and agents shall hold their respective positions at the pleasure of the Board or for such terms as the Board may specify, and they shall exercise such powers and perform such duties as shall be determined from time to time by the Board, or by an elected officer empowered by the Board to make such determination.

          5.2  Election, Term of Office and Qualification.  Each officer shall
               ------------------------------------------
be elected by the Board of Directors. Each such officer (whether elected at an annual meeting of the Board of Directors or whether to fill a vacancy or otherwise) shall hold his office until the next annual meeting of the Board of Directors and until his successor shall have been elected and qualified, or until his death, resignation or removal. The failure to elect a President, Vice-President, Secretary or Treasurer shall not affect the legal existence of the Corporation.

          5.3  Resignations.  Any officer may resign at any time by giving a
               ------------
written notice of such resignation to the Board of Directors, the President or the Secretary of the Corporation. Unless specified in such written notice, such resignation shall take effect upon acceptance thereof by the Board of Directors or any such officer.

          5.4  Removal.  Any officer specifically designated in Section 5.1 of
               -------
Article V may be removed at any time, either for or without cause, by resolution or resolutions adopted at any meeting of the Board of Directors called for that purpose. Any other officer or agent appointed by the Board of Directors in accordance with the provisions of Section 5.1 of Article V may be removed, either for or without cause, by the Board of Directors, at any meeting, or by any superior officer or agent upon whom such power of removal shall have been conferred by the Board of Directors. The removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, the election or appointment of an officer shall not of itself create contract rights.

          5.5  Vacancies.  Any vacancy in any office occurring by reason of
               ---------
death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

          5.6  The President.  The President shall be a member of the Board of
               -------------
Directors and shall be the chief executive officer of the Corporation. The President shall (in the absence of the Chairman of the Board) preside at all meetings of the Board of Directors, Shareholders and the executive committee. The President, subject to the direction of the Board of Directors, shall have general charge of the business affairs and property of the Corporation, and general supervision over its officers and agents. He shall see that all orders and resolutions of the Board of Directors and executive committee are carried into effect. Except as the Board of Directors shall authorize the execution thereof in some other manner, he may sign, with any other officer thereunto duly authorized, certificates of stock of the Corporation, the issuance of which has been duly authorized, and may sign and execute in the name of the Corporation, deeds, mortgages, bonds, contracts, agreements and other instruments duly authorized by the Board of Directors. The President shall cause the seal of the Corporation to be affixed to any instrument requiring it and so affixed, the seal shall be attested by the Secretary or the Treasurer or their respective assistants. From time to time he shall report to the Board of Directors and to the executive committee on all matters within his knowledge which the interest of the Corporation may require to be brought to their attention. He shall perform such other duties as are given to him by these Bylaws or as from time to time may be assigned to him by the Board of Directors.

          5.7  Vice-Presidents.  The Vice-Presidents in the order of their
               ---------------
seniority shall, in the absence, disability or inability to act of the Chairman of the Board or the President, perform the duties and exercise the powers of the Chairman of the Board and the President, and shall perform such other duties as the Board of Directors shall from time to time prescribe.

          5.8  The Secretary.
               -------------

               (a) The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all votes, actions and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the executive and other committees when required.

               (b) The Secretary shall give, or cause to be given, notice of all meetings of the shareholders entitled to vote at such meetings and special meetings of the Board of Directors.

               (c) The Secretary shall prepare or cause to be prepared and available at each meeting of shareholders a certified list in alphabetical order of the names of shareholders entitled to vote thereat, indicating the number of shares of each respective class held by each.

               (d) The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors or the executive committee, affix it to any instrument requiring it. When so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary.

               (e) The Secretary shall be under the supervision of the President. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

          5.9  The Assistant Secretary.  The Assistant Secretary shall, in the
               -----------------------
absence or disability of the Secretary, perform the duties and have the authority and exercise the powers of the Secretary. He shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the President or Secretary may from time to time delegate.

          5.10  The Treasurer.
                -------------

               (a) The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements on the Corporation books and shall deposit all moneys and other valuables in the name and to the credit of the Corporation in depositories designated by the Board of Directors.

               (b) The Treasurer shall disburse the funds of the Corporation as ordered by the Board of Directors, preserve proper vouchers for such disbursements, render to the President and Board of Directors at the regular meetings of the Board, or whenever they require it, an account of all transactions as Treasurer and of the financial condition of the Corporation, and prepare financial statements as they direct, and shall render a full financial report at the annual meeting of the holders of voting common stock, if so requested .

               (c) If required by the Board of Directors, the Treasurer shall give the Corporation a bond (in such form, in such sum, and with such surety or sureties satisfactory to the Board) for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

               (d) The Treasurer shall be furnished by all corporate officers, directors, or agents, with such reports and statements as are reasonably requested by the Treasurer or the Board of Directors as to all financial transactions of the Corporation.

               (e) The Treasurer shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.


          5.11  The Assistant Treasurer.  The Assistant Treasurer, or if there
                -----------------------
is more than one, the one so designated by the Secretary of by the Board of Directors, shall, in the absence of disability of the Treasurer, perform the duties and have the authority and exercise the powers of the Treasurer. He shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the President may from time to time.

          5.12  Additional Duties and Powers.  In addition to the foregoing
                ----------------------------
specifically enumerated powers, the several officers and agents of the Corporation, whether or not specifically referred to in these Bylaws, shall perform such duties and exercise such powers, in addition to those for which provision is made in these Bylaws, as the Board of Directors or executive committee may from time to time determine or as may be assigned to them by any superior officer.

          5.13 Compensation.  The Board of Directors shall elect, from among its
               ------------
members, a compensation committee which shall fix the compensation of the officers of the Corporation.

          5.14 Sureties and Bonds.  In case the Board of Directors shall so
               ------------------
require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the Board may direct, conditioned upon the faithful performance of their duties to the Corporation and including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into their hands. The cost of such bond shall be paid by the Corporation.


                                  ARTICLE VI
                                  ----------

                                Shares of Stock
                                ---------------

          6.1  Issuance.  Shares (both Treasury and authorized but un-issued)
               --------
may be issued for such consideration, but not less than par value, and to such persons, as the Board of Directors may determine from time to time except as otherwise provided in the Articles of Incorporation and these Bylaws. Shares may not be issued until such shares are fully paid. Every holder of shares of stock in the Corporation shall be entitled to the issuance of a certificate representing all the shares held by such shareholder.

          6.2  Certificates.  Certificates representing shares of stock in this
               ------------
Corporation shall be signed by the President (or Chairman of the Board, if the President is not available) and the Secretary or Assistant Secretary, if the Secretary is not available, and shall be sealed with the seal of the Corporation or a facsimile thereof. In the event any officer who signed a certificate shall have ceased to hold such an office before the certificate is issued, it may be issued by the Corporation with the same effect as if he held the office at the date of its issuance.

          Every certificate representing shares which are restricted as to their sale, disposition or other transfer shall state that such shares are so restricted and shall set forth or fairly summarize such restrictions upon the certificates, or shall state that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions.

          Each certificate representing shares shall set forth upon the face thereof the name of the Corporation; that the Corporation is organized under the laws of the State of Delaware; the name of the person or persons to whom issued; the number and class of shares; and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

          6.3  Payment for Shares.
               ------------------

               (a)  Kind.  Consideration for the issuance of shares shall
                    ----
consist of money paid, labor or services actually performed for the Corporation, or property (tangible or intangible) actually received. Notwithstanding the foregoing, future services shall not constitute payment for such shares.

               (b)  Valuation.  In the absence of fraud in the transaction, the
                    ---------
judgment of the Board of Directors as to the value of consideration received shall be conclusive.

               (c)  Effect.  When consideration for such shares has been fully
                    ------
paid, the shares shall be deemed to have been duly issued and fully paid and nonassessable.

               (d)  Allocation of Consideration.  The consideration received for
                    ---------------------------
shares shall be allocated by the Board of Directors, in accordance with law, between stated capital and capital surplus.

          6.4  Subscriptions.  Unless otherwise provided in the subscription
               -------------
agreements, subscriptions for shares, whether made before or after organization of the Corporation, shall be paid in full at such time or in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payments on subscriptions shall be uniform as to all shares of the same series. In case of default in the payment of any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as to any debts to the Corporation.

          6.5  Liens.  The Corporation shall have the first and prior lien on
               -----
all shares of its stock owned by a shareholder, and on all dividends or other distributions declared thereon, for any indebtedness of such shareholder to the Corporation unless the Board of Directors authorizes by resolution that such indebtedness be subordinate.

          6.6  Lost or Destroyed Certificates.  In case of the loss or
               ------------------------------
destruction of any certificate for shares of stock of the Corporation, upon due proof of the registered owner thereof or his representatives, by affidavit of such loss or otherwise, the President and Secretary may issue a duplicate certificate (plainly marked "duplicate") in its place, upon the Corporation being fully indemnified therefor.

          6.7  Transfers of Shares.  Upon surrender to the Corporation or the
               -------------------
transfer agent of the Corporation of a
certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the Corporation which shall be kept at its principal office. Whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed on the entry of the transfer. No transfer of voting common stock or other stock entitled to vote shall be made within ten (10) days next preceding the annual meeting of holders of voting common stock or other holders of stock entitled to vote. No transfer of stock entitled to vote shall be made within ten
(10) days of a special meeting of shareholders entitled to vote for which proper notice was given in accordance with these Bylaws.

          The Corporation shall register the transfer of the certificate for shares presented to it for transfer if:

               (a)  Endorsement.  The certificate is properly endorsed by the
                    -----------
registered owner or by his duly authorized attorney;

               (b)  Adverse Claims.  The Corporation has no notice of an adverse
                    --------------
claim or has discharged any duty to inquire into such a claim;

               (c)  Collection of Taxes.  Any applicable law relating to the
                    -------------------
collection of taxes has been complied with.

          6.8  Transfer Agents and Registrars.  The Board of Directors may
               ------------------------------
appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of stock of the Corporation, and may require all such certificates to bear the signature of either or both. When such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signatures of such officers may be facsimiles.

          6.9  Registered Owner.  Prior to due presentment for registration of
               ----------------
transfer of a certificate for shares, the Corporation may treat the registered owner as the person exclusively entitled to vote, to receive notices and otherwise to exercise all of the rights and powers of a shareholder.


          6.10  Preferred Stock.
                ---------------

               a. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of this Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes, unless expressly provided.

               b. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights and qualifications.


                                  ARTICLE VII
                                  -----------

                            Dividends and Reserves
                            ----------------------

          7.1  Declaration of Dividends.  The Board of Directors of this
               ------------------------
Corporation may, in its sole discretion, from time to time declare and the Corporation may pay dividends on its shares of voting common stock in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent when the declaration of payment thereof would be contrary to any restriction contained in the Certificate of Incorporation, subject to the following provisions:

               (a) The Corporation shall not declare or pay dividends (other than dividends payable in voting common stock) on, or purchase, or permit any subsidiary to purchase, the voting common stock of the Corporation unless either
(1) the Corporation shall have paid all cumulative dividends for expired annual periods on each series of preferred stock, and the Corporation shall have declared, and set aside funds for the payment of, the annual dividend on each series of preferred stock for the current year, or (2) the holders of the majority of the outstanding shares of each series of preferred stock, voting as separate classes, shall consent in writing to such action or actions.

               (b) Voting common stock shall participate equally per share in all dividends to holders of record on such record date not exceeding forty (40) days preceding the dividend payment date as may be fixed for that purpose by the Board of Directors in advance of payment of each particular dividend.

               (c) Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the Corporation or out of capital surplus, however arising, but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the shareholders receiving same concurrently with the distribution.

               (d) Dividends may be declared and paid in the Corporation's own treasury shares.

               (e) Dividends may be declared and paid in the Corporation's own authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

                    (1) If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time the dividend is paid an amount of surplus equal to the aggregate par value of the shares issued as a dividend.

                    (2) If a dividend is payable in shares without par value, the shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time the dividend is declared, and there shall be transferred to stated capital at the time the dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares, and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving the dividend concurrently with the payment thereof.

               (f) No dividend payable in shares of one class shall be paid to the holders of shares of any other class unless the Certificate of Incorporation so provide or unless such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

          7.2  Reserves.  By resolution, the Board of Directors may create such
               --------
reserve or reserves out of the earned surplus of the Corporation as the Directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the

Corporation, or for any other purpose they think beneficial to the Corporation. The Directors may modify or abolish any such reserve in the manner in which it was created.

          7.3  Checks.  All checks or instruments for the payment of money and
               ------
all notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate. If no such designation is made and unless and until the Board otherwise provides, the President and Treasurer shall have power to sign all such instruments for, in behalf of and in the name of the Corporation, which are executed or made in the ordinary course of the Corporation's business.


                                 ARTICLE VIII
                                 ------------

                                 Miscellaneous
                                 -------------

          8.1  Fiscal Year.  The fiscal year of the Corporation shall be fixed
               -----------
by resolution of the Board of Directors.

          8.2  Construction.  Whenever the context so requires, the masculine
               ------------
shall include the feminine and neuter, and the singular shall include the plural and conversely. If any portion of these Bylaws shall be found to be invalid or inoperative, then, so far as reasonable and possible:

               (a) The remainder of these Bylaws shall be considered valid and operative; and,

               (b) Effect shall be given to the intent manifested by the portion held invalid or inoperative.

          8.3  Table of Contents; Headings.  The table of contents and headings
               ---------------------------
are for organization, convenience and
clarity. In interpreting these Bylaws, they shall be subordinated in importance to the other written material.

          8.4  Relation to Certificate of Incorporation.  These Bylaws are
               ----------------------------------------
subject to and governed by the Certificate of Incorporation.

          8.5  Indemnification.
               ---------------

               (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fee), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

               (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extend that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which such could shall deem proper.

               (c)  To the extent that any person referred to in this Section
8.5 has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, including fees for appellate services rendered.

               (d) Any indemnification under this Section 8.5 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this Section 8.5. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or
(iii) by the shareholders.

               (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as provided in this Section 8.5.

               (f) The indemnification provided by this Section 8.5 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

               (g) The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section 8.5.

               (h) For the purposes of this Section 8.5, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

          6.  Amendment of Bylaws.  These Bylaws may be repealed or amended, and
              -------------------
new Bylaws may be adopted by the Board of Directors or the shareholders, but the Board of Directors may not amend or repeal any Bylaw adopted by the shareholders if the shareholders specifically provide that such Bylaw is not subject to amendment or repeal by the directors.


          APPROVED in accordance with organizational action.


_______________________                       __________________________
Secretary                                     President


DATE:  ________________, 1996